Rule 482 ad

For information: David Schachter 914-921-5057 Laurissa Martire 914-921-5399

INITIAL PUBLIC OFFERING

FOR IMMEDIATE RELEASE Rye, New York	NYSE or NYSE MKT – GGO.C
July 14, 2016	CUSIP – 36250J307

GABELLI GO ANYWHERE TRUST

$100 Combination

A – 1 Preferred Share at $40, 8% Year 1, minimum 5% thereafter, Puttable at $40 liquidation preference in Years 3 and 5

B – 3 Common Shares, $20 each, that the Fund is required to tender for at no less than 95% of NAV no later than in Year 5

Rye, NY – Gabelli Funds, LLC announces the initial public offering of The Gabelli Go Anywhere Trust (the “Fund”), a newly organized, non-diversified, closed-end management investment company.

A team of portfolio managers at Gabelli Funds led by Mario J. Gabelli will manage The Gabelli Go Anywhere Trust.

The Fund’s primary investment objective is total return, consisting of capital appreciation and current income. Under normal market conditions, the Fund intends to invest in a broad range of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, common and preferred equity securities issued by other closed-end management investment companies, and, to a lesser extent, in debt securities.

The Fund is offering common and preferred shares. Shareholders will be offered to purchase a “Combination” consisting of 3 common shares and 1 Series A Cumulative Puttable and Callable Preferred Share (the “Series A Preferred Shares”). The Combinations will initially trade on the New York Stock Exchange or NYSE MKT for 60 days; thereafter separate trading for the common shares and Series A Preferred Shares will commence and the Combinations will be delisted.

The Fund’s common shares and Series A Preferred Shares are being offered to the public at $100 per Combination (equating to three common shares at $20 per share, and one Series A Preferred Share at $40 per share). G.research, LLC, an affiliate of Gabelli Funds, is underwriting the Fund’s initial public offering on a best efforts basis.

Gabelli Funds, LLC and/or its control affiliates may purchase up to the greater of $20,000,000 in Combinations, or 20% of the total number of Combinations.

The information herein is not complete and is subject to change. This notice is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This notice is not an offering, which can only be made by a prospectus. Investors should carefully consider the Fund’s investment objective, risks, charges and expenses before investing. The prospectus contains this and other information about the Fund and the offering, and should be read carefully before investing. To obtain a prospectus, please call 800-GABELLI or visit www.gabelli.com.

The Fund must sell at least 500,000 Combinations in order to close its initial public offering; the maximum number of Combinations the Fund may sell is 2,000,000. The Fund’s offering period expires on August 23, 2016 and is subject to up to two extensions of up to ten days each. The Fund’s Declaration of Trust provides that not later than 30 days prior to the fifth anniversary of the closing date of its initial public offering, the Fund will commence a cash tender offer for any and all of the common shares at a price per common share not less than 95% of the net asset value per common share.

Closed-end funds involve risk for investors. Closed-end funds are traded on the secondary market through a stock exchange. A closed-end fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (premium) or below (discount) the net asset value (NAV) of the fund’s portfolio. The distribution rate on the Series A Preferred Shares is based on the $40 liquidation preference; therefore the 8% distribution rate for the Series A Preferred Shares during the Fund’s first year of operations represents 3.2% of a shareholder’s total Combination investment. Additionally, the Fund might not pay periodic distributions to common shareholders during the Fund’s first year of operations. Payment of distributions is not assured and is made only when declared by the Fund’s Board of Trustees. A portion of any planned distributions may be a return of capital, which may have the effect of increasing the Fund’s leverage ratio. The distributions that include a return of capital should not be considered as dividend yield nor as part of the total return of an investment in the Fund.

The market price for a closed-end fund is based on supply and demand which fluctuates daily based on many factors, such as economic conditions and global events, investor sentiment, and security specific factors. The possibility of a market decline should be considered market risk. There is no assurance that the Fund will achieve its investment objective and you can lose money by investing in a closed-end fund. Past performance does not guarantee future results.

The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through the issuance of preferred shares, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. The Fund’s use of leverage in its investment operations subjects it to substantial risk of loss.

GAMCO Investors, Inc. (NYSE: GBL), through its subsidiaries, manages assets of private advisory accounts (GAMCO) and mutual funds and closed-end funds (Gabelli Funds, LLC) and is known for its Private Market Value with a Catalyst™ style of investment. As of March 31, 2016, GAMCO Investors, Inc. had $38.7 billion in assets under management. Further information can be found at www.gabelli.com.

NOT FDIC-INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE